UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2010 (August 4, 2010)

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on a Form 8-K filed on August 11, 2010 (the “Initial Report”), the Partnership acquired from IASCO, a major farming contract customer, certain real property and assets used in connection with the macadamia nut farming operations on such property.  This report amends the Initial Report to provide financial statements and pro forma financial information of the acquired business in accordance with Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

The audited carve-out financial statements of the Macadamia Nut Division of IASCO (the “Division”) as at and for the twelve months ended December 31, 2009, and the unaudited carve-out financial statements of the Division for the six months ended June 30, 2010 and June 30, 2009 are filed as exhibits 99.1 and 99.2 to this current report on Form 8-K/A and are incorporated herein by this reference.

As of the date of the filing of this Form 8-K/A, the Registrant has not received from IASCO and therefore has not included in this report, Audited Carve-Out Financial Statements for the Macadamia Nut Division of IASCO (the “Division”) as at and for the twelve months ended December 31, 2008 (the “2008 Financial Statements”).  The Registrant has not been able to include such since preparation of such financial statements could not be completed by the time of this filing without unreasonable effort or expense.  Audited financial statements for the Division were not ordinarily prepared by IASCO and had to be prepared after the date of the IASCO acquisition to permit the Registrant to include them in this Form 8-K/A.  The Registrant was not aware that the income test under Rule 8-04(b)(3) of Regulation S-X would require the inclusion of the 2008 Financial Statements until the audited financial statements for 2009 for the Division were delivered to it by IASCO shortly prior to this filing.  The other tests under Rule 8-04(b)(1) and (2) did not require the filing of the 2008 Financial Statements.  The Registrant has requested IASCO to have its auditors prepare the 2008 Financial Statements and they have agreed to do so.  The Registrant will file the 2008 Financial Statements as an amendment to this Form 8-K/A as soon as they are available.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of income for the year ended December 31, 2009, and for the six months ended June 30, 2010 and the unaudited pro forma condensed combined balance sheet as of June 30, 2010 of ML Macadamia Orchards, L. P. and the Division are filed as Exhibit 99.3 to this current report on Form 8-K/A and are incorporated herein by this reference.

(d) Exhibits

Exhibit	Description

10.76	Fourth Amendment to Revolving Loan Promissory Note *

10.77	Term Loan Promissory Note *

10.78	Fourth Amended and Restated Credit Agreement *

10.79	Fourth Supplemental Security Agreement *

99.1	Audited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2009

99.2	Unaudited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO for the six month periods ended June 30, 2010 and June 30, 2009

99.3	Pro Forma Financial Information

* Previously filed on Form 8-K filed August 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date: October 19, 2010
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2009

99.2	Unaudited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO for the six month periods ended June 30, 2010 and June 30, 2009

99.3	Pro forma Financial Information